UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

LEGATO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39906	85-1783294
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	LEGOU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LEGO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LEGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, Legato Merger Corp., a Delaware corporation (“Legato”) entered into an Agreement and Plan of Merger on May 24, 2021 (“Merger Agreement”) with 1295908 B.C. Ltd., a British Columbia corporation (“Algoma”) and Algoma Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Algoma (“Merger Sub”).

On June 17, 2021, Algoma issued a press release announcing its audited results for the year ended March 31, 2021. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Attached as Exhibit 99.2 hereto is an updated form of investor presentation which may be used by Legato and Algoma in presentations regarding the proposed business combination.

The information set forth under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward Looking Statements

Neither Legato, Algoma nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this Current Report on Form 8-K. This Current Report on Form 8-K is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed Transactions discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions.

This Current Report on Form 8-K and the exhibits furnished herewith include “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transactions between Legato and Algoma, including statements regarding the benefits of the transaction, the anticipated timing of the Transactions, the business of Algoma and the markets in which it operates. Legato’s and Algoma’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” “strategy,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Legato’s and Algoma’s expectations with respect to future performance and anticipated financial impacts of the proposed Transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legato’s and Algoma’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the risk that the benefits of the Merger may not be realized; the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the price of Legato’s securities; the failure to satisfy the conditions to the consummation of the Merger, including the failure of Legato’s stockholders to approve and adopt the Merger Agreement or the failure of Legato to satisfy the Minimum Cash Condition following redemptions by its stockholders; the inability to complete the PIPE; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be initiated following announcement of the Merger; the combined company’s continued listing on Nasdaq and application to list on the TSX after closing of the proposed business combination; the risk that the proposed transaction disrupts current plans and operations of Algoma as a result of the announcement and consummation of the Merger; costs related to the Merger; changes in applicable laws or regulations; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; the impact of COVID-19 or other adverse public health developments; and other risks and uncertainties that will be detailed in the Proxy Statement/Prospectus (as defined below) and as indicated from time to time in Legato’s filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Legato and Algoma caution that the foregoing list of factors is not exclusive. Legato and Algoma caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Legato nor Algoma undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

This document is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and does not constitute an offer to sell, buy, or exchange or the solicitation of an offer to sell, buy, or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law.

In connection with the proposed transaction between Algoma and Legato, Algoma will file with the SEC a registration statement on Form F-4 which will include Algoma’s prospectus as well as Legato’s proxy statement (the “Proxy Statement/Prospectus”). Legato plans to mail the definitive Proxy Statement/Prospectus to its stockholders in connection with the transaction. INVESTORS AND SECURITYHOLDERS OF LEGATO ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALGOMA, LEGATO, THE TRANSACTION AND RELATED MATTERS. Investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Algoma and Legato through the website maintained by the SEC at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the documents filed with the SEC on Legato’s website at https://legatomerger.com or by directing a written request to Legato at 777 Third Avenue, 37th Floor, New York, NY 10017 or by contacting Algoma at 705.206.1022 or brenda.stenta@algoma.com.

Participants in the Solicitation

Legato, Algoma and certain of their respective directors, executive officers, and employees may be considered to be participants in the solicitation of proxies in connection with the transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Legato in connection with the transaction, including a description of their respective direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus described above when it is filed with the SEC. Additional information regarding Legato’s directors and executive officers can also be found in Legato’s final prospectus dated January 19, 2021 and filed with the SEC on January 21, 2021. These documents are available free of charge as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Algoma Press Release dated June 17, 2021.
99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	LEGATO MERGER CORP.

	By:	/s/ David Sgro
David Sgro
Chief Executive Officer